UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

THE OLB GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52994	13-4188568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1120 Avenue of the Americas, 4th Floor, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 278-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OLB	Nasdaq Capital Market

Item 4.01 Change in Registrant’s Certifying Accountant

On March 13, 2023, The OLB Group, Inc. (the “Company”) was informed by Daszkal Bolton LLP (“Daszkal”), the Company’s independent registered public accounting firm, that it had completed a business combination agreement with CohnReznick LLP. Effective March 30, 2023 when the Company’s annual report on Form 10-K was filed, Daszkal ceased being our registered public accounting firm.

During the fiscal years ended December 31, 2021 and 2022, Daszkal’s audit reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2021 and 202 and the subsequent period through the date of this Current Report on Form 8-K, (i) there were no disagreements between the Company and Daszkal on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Daszkal’s satisfaction, would have caused Daskal to make reference in connection with Daszkal’s report to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K, except that Daszkal advised the Company of material weaknesses in its internal control over financial reporting as of December 31, 2021 and 2020.

The Company provided Daskal with a copy of the disclosures that the Company is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that Daskal furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter from Daskal, dated March 30, 2023 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On March 28, 2023, the Company approved the engagement of MAC Accounting Group, LLP (“MAC”) as the Company’s new independent registered public accounting firm, effective following the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. During the fiscal years ended December 31, 2021 and 2022 and through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted MAC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that MAC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Daszkal Bolton LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2023	THE OLB GROUP

	By:	/s/ Ronny Yakov
	Name:	Ronny Yakov
	Title:	Chief Executive Officer

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